                                                                    Exhibit 99.1

                              Attachment to Form 4

                             JOINT FILER INFORMATION

Name and Address:                                 Third Point Ultra Ltd.
                                                  c/o Third Point LLC
                                                  390 Park Avenue
                                                  New York, New York 10022

Date of Earliest Transaction Required
    to be Reported                                07/08/08
Issuer and Ticker Symbol:                         Baseline Oil & Gas Corp.
                                                  (BOGA)
Relationship to Issuer:                           10% Owner (1)
Designated Filer:                                 Third Point Offshore Fund,
                                                  Ltd.

TABLE I INFORMATION

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Amount of Securities:                             15,300
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.450
Amount of Securities Beneficially Owned
    Following Reported Transactions:              15,300 (1)
Ownership Form:                                   D
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Amount of Securities:                             3,900
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.400
Amount of Securities Beneficially Owned
    Following Reported Transactions:              19,200 (1)
Ownership Form:                                   D
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             18,800
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.502
Amount of Securities Beneficially Owned
    Following Reported Transactions:              38,000 (1)
Ownership Form:                                   D
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             24,500
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.482
Amount of Securities Beneficially Owned
    Following Reported Transactions:              62,500 (1)
Ownership Form:                                   D
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             7,700
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.478
Amount of Securities Beneficially Owned
    Following Reported Transactions:              70,200 (1)
Ownership Form:                                   D
Nature of Indirect Beneficial Ownership           n/a

TABLE II INFORMATION

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes due
                                                  2013
Conversion or Exercise Price of
    Derivative Security                           (2)
Transaction Date:                                 07/08/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $325,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  451,425
Price of Derivative Security:                     $286,000
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions         $4,636,000 (1)(3)
Ownership Form of Derivative Security:            D
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes due
                                                  2013

Conversion or Exercise Price of
    Derivative Security                           (2)
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $2,188,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  3,039,132
Price of Derivative Security:                     $2,045,780
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions         $6,824,000 (1)(3)
Ownership Form of Derivative Security:            D
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes due
                                                  2013

Conversion or Exercise Price of
    Derivative Security                           (2)
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $153,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  212,517
Price of Derivative Security:                     $154,530
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions         $6,977,000 (1)(3)
Ownership Form of Derivative Security:            D
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes due
                                                  2013

Conversion or Exercise Price of
    Derivative Security                           (2)
Transaction Date:                                 07/17/08
Transaction Code:                                 S
Number of Derivative Securities Disposed of (D):  $6,977,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  9,691,053
Price of Derivative Security:                     $6,977,000
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions         $0 (1)(3)
Ownership Form of Derivative Security:            D
Nature of Indirect Beneficial Ownership:          n/a